Quarterly Earnings Conference Call January 27, 2005 TALX Corporation A Leader in Payroll/HR Outsourcing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and earnings in fiscal 2005 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's Form 10-Q for the quarterly period ended September 30, 2004 under the caption "Risk Factors", and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as residential mortgage activity and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with changes in economic conditions or unemployment compensation laws; (7) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (9) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services; and (10) the risk of interruption of our computer network and telephone operations, including potential slowdown or loss of business as potential clients review our operations. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

Financial Highlights Quarter Ended December 2004 Total revenues - $39.8 million 35% growth compared to the same quarter last year 55% growth in The Work Number services 29% growth in tax management services (formerly referred to as unemployment cost management services) Gross margin - 60.6% 400 basis point improvement over the same quarter last year Earnings from continuing operations $4.8 million, or $0.33 per diluted share 90% growth over the same period last year

Fiscal 2005 Financial Guidance Fiscal year ending March 2005 - Again Raising Guidance Total revenues $154 million to $156 million Diluted earnings per share (from continuing operations) $0.97 to $0.99 (including $0.21 non-operating charge) $1.18* to $1.20* (excluding $0.21 non-operating charge) Quarter ending March 2005 - Initial Guidance Total revenues $41.5 million to $43.5 million Diluted earnings per share (from continuing operations) $0.35 to $0.37 * Excludes $0.21 non-operating charge related to SEC settlement EPS including SEC-related charge $ 0.97 to $ 0.99 Add back SEC-related charge $ 0.21 $ 0.21 EPS excluding SEC-related charge $ 1.18 to $ 1.20

TALX Removes Paper for Payroll and HR TALX Removes Paper for Payroll and HR Employment Verification Requests Unemployment Claims and Tax Credit Applications Time Sheets and PTO Reports Job Applications W-2s Pay Checks and Pay Advises Pay Checks and Pay Advises Employment and Income Verification UC Claims Management UC Tax Planning and Tax Credit Services Paperless Pay Automated Hiring Process Automated Time Entry and Approval W-2 Distribution

Earnings Highlights Quarter Ended December 2004 Revenues of $39.8 million 35% growth over prior year's $29.4 million The Work Number services - 55% growth Tax management services - 29% growth Gross profit increased 45% to $24.1 million from $16.7 million last year Gross margin improved 400 basis points to 60.6% from 56.6% last year The Work Number services - 73.1% Tax management services - 52.3% Tax Mgmt Services TWN Services HRBAS Software and Maintenance 59.2 39.1 0 1.7

Earnings Highlights - continued Quarter Ended December 2004 SG&A expenses decreased 290 basis points to 38.7% of revenues from 41.6% last year Operating margin increased 690 basis points to 21.9% of revenues from 15.0% last year Earnings from continuing operations $4.8 million, or $0.33 per diluted share 90% growth over the same period last year

Earnings Highlights Nine Months Ended December 2004 Revenues of $112.5 million 23% growth over prior year's $91.1 million The Work Number services - 36% growth Tax management services - 20% growth Gross profit increased 29% to $66.2 million from $51.5 million last year Gross margin improved 240 basis points to 58.9% from 56.5% last year The Work Number services - 72.1% Tax management services - 49.7% Tax Mgmt Services TWN Services HRBAS Software and Maintenance 58.8 39.2 0 2

Earnings Highlights - continued Nine Months Ended December 2004 SG&A expenses decreased 80 basis points to 39.6% of revenues from 40.4% last year Operating margin increased 320 basis points to 19.3% of revenues from 16.1% last year Earnings from continuing operations Including $3.0 million, or $0.21 per share, non-operating charge $8.9 million, or $0.62 per diluted share Excluding $3.0 million, or $0.21 per share, non-operating charge $11.9 million*, or $0.83* per diluted share 40% over the same period last year * Reconciliation: Earnings EPS Earnings and EPS including SEC-related charge $ 8.9 MM $ 0.62 Add-back SEC-related charge 3.0 MM 0.21 Earnings and EPS excluding SEC-related charge $ 11.9 MM $ 0.83

Cash flow from operating activities Three months: $10.5 million compared to $5.4 million last year Nine months: $22.3 million compared to $16.3 million last year Uses of cash Three months Nine months Acquisitions $ 19.4 million $ 59.3 million Debt repayments 2.6 million 7.5 million Dividend payments 0.8 million 2.2 million Capital expenditures 1.5 million 6.2 million Cash Flow Highlights Three and Nine Months Ended December 2004

Financial Position Highlights December 31, 2004 Cash and investments - $15.8 million $10.9 million at September 30, 2004 $10.0 million at March 31, 2004 Debt - $60.5 million $50.0 million at March 31, 2004 $18.0 million current year borrowings for acquisitions $7.5 million repaid year to date Basic days sales outstanding in accounts receivable - 44 days 43 days at September 30, 2004 42 days at March 31, 2004 Treasury stock 133,590 shares remain in the treasury at December 31, 2004 at an average price of $13.65 per share

Growth Drivers Organic Growth Initiatives The Work Number services Tax management services Cross-Selling Acquisitions

Organic Growth Initiatives The Work Number Services Add Records to the Database Direct sales Partner with payroll providers Grow Revenue in Excess of the Database Growth Regular price increases Add new verifiers - pre-employment, consumer finance, new industries Expand REACH within existing verifiers Vertical Expand usage in verifiers with multiple locations Integrate TWN services with verifier systems and processes Horizontal Identify additional usages within verifiers Add new applications

Organic Growth Initiatives Tax Management Services Include Fee Escalation Provisions in UC eXpress Contracts 5% per year on 3-year contracts 3% per year on 5-year contracts Unbundle Standard UC eXpress Services Claims contingencies Hearings Tax rate verifications e-Training New Applications Cross Sell New Federal and State Tax Credit and Incentive Services

Growth Strategy - Cross-Selling Sample: 170 Top Clients Fiscal 2002 Fiscal 2003 Fiscal 2004 YTD Q3 FY05 One Service 112 78 61 59 Two Services 47 63 68 58 Three Services 7 22 27 36 Four Services 3 5 12 12 Five Services 0 1 1 4 Since Fiscal 2002: 93% Increase in sample clients with more than one TALX service

TALX
16

Growth Strategy - Acquisitions

- **Completed Four Acquisitions During Fiscal 2002 - 2004**
  - Three unemployment cost management companies – UC eXpress
  - Electronic time entry and reporting company – FasTime
  - Fully integrated
  - Profitable
  - Strong management
- **Three Acquisitions Year-To-Date Fiscal 2005**
  - Sheakley businesses acquired in April 2004
    - Unemployment cost management business
    - Employment verification business
    - HireXpress - candidate screening and automated hiring services
  - Two tax credit companies acquired in October 2004
    - Net Profit, Inc.
    - TBT Enterprises, Inc.
- **Criteria**
  - Accretive to EPS
  - Provide records for The Work Number database
  - Same or complementary services
  - Strong management

Copyright © 2004 TALX Corporaton

The Work Number Services Revenue History (in millions) Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 Qtr 3 04 Qtr 4 04 Qtr 1 05 Qtr 2 05 Qtr 3 05 East 4.132 4.531 4.635 5.796 6.103 6.659 6.856 7.566 7.617 8.573 9.011 10.733 10.943 11.627 10.028 14.01 14.42 14.19 15.56

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn.

The Work Number Revenue Mix Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 2QFY05 3QFY05 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.18 0.19 0.18 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.16 0.21 0.21 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.13 0.08 0.08 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 0.05 0.05 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.35 0.34 0.35 Other Work Number services 0.13 0.09 0.11 0.24 0.13 0.11 0.13 0.25 0.13 0.13 0.13

The Work Number Services Metrics The Work Number Employment and Income Verification 3.9 million records added to the database during the quarter 14.0 million records added fiscal year-to-date 109.2 million records under contract 104.1 million live 5.1 million in backlog Other Work Number Services Cost savings for clients Strong pipeline - Revenue should continue to increase ePayroll - 73% revenue growth year-over-year HireXpress (acquired Q1) - 33% revenue growth sequentially Gross Margin for the 3rd Quarter - 73.1%

Tax Management Services Metrics 29% increase in revenues compared to same quarter last year Addition of UCM business acquired from Sheakley (April) Addition of tax credit businesses (October) 14% increase in tax planning revenue compared to same quarter last year General economic environment still causing lower overall claims volume, reducing amount of additional billings over contract limits Solid core revenues and cash flows Opportunity to cross-sell specialized unemployment tax consulting and employment tax credit services Gross margin - 290 basis point improvement to 52.3%, year over year Believe states' unemployment fund crisis should enhance value proposition of service

Key Investment Highlights Market Leadership in Two Payroll and Human Resources Areas Employment and income verification Tax management services Diversified Client Base (no one client > 5% of revenue) Expectations for Our Business Model Revenue growth EPS growth (continuing operations) Strong gross and operating margins Strong operating cash flow